UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): April 24, 2026
AGREE REALTY CORPORATION
(Exact name of registrant as specified in its charter)
Maryland
(State or other jurisdiction of incorporation)

1-12928	38-3148187
(Commission file number)	(I.R.S. Employer Identification No.)

32301 Woodward Avenue
Royal Oak, Michigan	48073
(Address of principal executive offices)	(Zip code)
(Registrant’s telephone number, including area code) (248) 737-4190
Not applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	ADC	New York Stock Exchange
Depositary Shares, each representing one- thousandth of a share of 4.25% Series A Cumulative Redeemable Preferred Stock, $0.0001 par value	ADCPrA	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.    Other Events.
At-The-Market Equity Program
On April 24, 2026, Agree Realty Corporation (the “Company”) and Agree Limited Partnership (the “Operating Partnership”), for which the Company is the sole general partner, entered into an at-the-market (“ATM”) equity distribution agreement with each of Wells Fargo Securities, LLC (“Wells Fargo Securities”), Robert W. Baird & Co. Incorporated (“Baird”), BofA Securities, Inc. (“BofA Securities”), BTIG, LLC (“BTIG”), Citigroup Global Markets Inc. (“Citigroup”), Evercore Group L.L.C. (“Evercore”), Jefferies LLC (“Jefferies”), J.P. Morgan Securities LLC (“J.P. Morgan”), Mizuho Securities USA LLC (“Mizuho”), Morgan Stanley & Co. LLC (“Morgan Stanley”), Samuel A. Ramirez & Company, Inc. (“Ramirez”), Raymond James & Associates, Inc. (“Raymond James”), Regions Securities LLC (“Regions”), SMBC Nikko Securities America, Inc. (“SMBC”) and Stifel, Nicolaus & Company, Incorporated (“Stifel”), acting in their capacity as sales agents (the Company refers to these entities, when acting in their capacity as sales agents, individually as “sales agent” and collectively as “sales agents”), and the forward purchasers (as defined below), as applicable, pursuant to which the Company may issue and sell from time to time shares of the Company’s common stock, $0.0001 par value per share, having an aggregate offering price of up to $1,750,000,000 (the “Shares”). In addition to the issuance and sale of common stock by us through a sales agent acting as a sales agent or directly to the sales agent acting as principal for its own account at a price agreed upon at the time of sale, the Company has entered into forward sale agreements, between us and each of Wells Fargo Bank, National Association, Baird, Bank of America N.A., Citibank, N.A. (or an affiliate thereof), Jefferies, JPMorgan Chase Bank, National Association, Mizuho Markets Americas LLC, Morgan Stanley, Morgan Stanley Capital Services LLC, Nomura Global Financial Products, Inc., Raymond James, Regions and Stifel, or their respective affiliates or agents (the Company refers to these entities, when acting in such capacity, each as a “forward purchaser” and, collectively, as the “forward purchasers”). The Company refers to the sales agents, or their affiliates, when acting as agents for forward purchasers, individually as a “forward seller” and collectively as the “forward sellers,” except with respect to Nomura Global Financial Products, Inc., in which case the relevant forward seller is Nomura Securities International, Inc. (acting through BTIG as its agent). Upon entering into the ATM equity distribution agreement, the Company simultaneously terminated the equity distribution agreement the Company entered into in connection with a prior ATM offering program established in October 2024.
Sales of the Shares, if any, may be made in negotiated transactions, which may include block trades, or transactions that are deemed to be “at the market” offerings as defined in Rule 415 under the Securities Act of 1933, as amended, including sales made directly on the New York Stock Exchange or sales made to or through a market maker other than on an exchange.
In addition to the issuance and sale of the Shares through the sales agents, the Company also may enter into forward sale agreements under separate master forward sale agreements and related supplemental confirmations between the Company and the applicable forward purchaser. In connection with each particular forward sale agreement, a forward purchaser will borrow from third parties and, through the relevant forward seller, sell a number of shares of common stock equal to the number of shares of common stock underlying the particular forward sale agreement.
In one form of forward sale agreement, which the Company refers to as a “contingent forward transaction” that the Company may enter into with Wells Fargo, National Association, Bank of America, N.A., Citibank, N.A. (or an affiliate thereof), Jefferies, JPMorgan Chase Bank, National Association, Mizuho Markets Americas LLC and Morgan Stanley Capital Services LLC, each as forward purchaser, the Company’s obligation to sell and the applicable forward purchaser’s obligation to purchase, shares of the Company’s common stock underlying such forward sale agreement at the applicable forward sale price, is contingent on the applicable forward purchaser’s exercise (or deemed exercise) of such contingency, which may occur in whole or in part from time to time prior to specified contingency expiration dates. The Company refers to each forward purchaser when acting in such capacity as a “contingent forward purchaser” and, collectively, the “contingent forward purchasers.” To the extent such contingency is exercised with respect to a portion of such contingent forward transaction, the Company refers to such portion as the “contingency exercised portion” of such contingent forward transaction, and the remaining portion to the extent such contingency is not yet exercised but may be exercised as the “contingent portion”. The Company expects that the initial forward price of the contingent forward transactions will be above, but not substantially above, the volume-weighted average sale price per share at which the applicable forward seller established its hedge position in respect of such contingent forward transaction (the “contingent forward initial hedge position”). In addition, the Company expects that on the same days when the relevant contingent forward purchaser is so selling shares of the Company’s common stock underlying such contingent forward transaction, through such forward seller, such contingent forward purchaser will contemporaneously purchase a substantial portion of such number of shares in the open market for its own account to offset such number of shares sold into the market, as such contingent forward purchaser expects its contingent forward initial hedge position to be substantially less than the number of shares of the Company’s common stock underlying such contingent forward sale agreement.
In another form of forward sale agreement, which the Company refers to as a “non-contingent forward transaction” that the Company may enter into with any of the forward purchasers, the Company’s obligation to sell and the applicable forward purchaser’s obligation to purchase, shares of the Company’s common stock underlying such forward sale agreement at the applicable forward sale price is not subject to the contingency described above. The Company refers to such non-contingent forward transaction and the contingency exercised portion of a contingent forward transaction herein as a “fixed share forward transaction.”
The Company will not initially receive any proceeds from the sale of borrowed shares of common stock by a forward seller, but we may receive contingency premiums from the applicable forward purchaser for the contingent forward transactions. The Company expects to fully physically settle each fixed share forward transaction on one or more dates specified by the Company on or prior to the maturity date of that particular forward sale agreement, in which case the Company will expect to receive aggregate net cash proceeds at settlement equal to the number of shares underlying the particular forward sale agreement multiplied by the relevant forward sale price. However, the Company may also elect to cash settle or net share settle a fixed share forward transaction, in which case the Company may not receive any proceeds from the issuance of shares, and the Company will instead receive or pay cash (in the case of cash settlement) or receive or deliver shares of its common stock (in the case of net share settlement).
Each sales agent will receive from the Company a commission that will not exceed, but may be lower than, 2.0% of the gross sales price of all Shares sold through it as sales agent under the ATM equity distribution agreement. In connection with each forward sale, the Company will pay the relevant forward seller, in the form of a reduced forward sale price under the related forward sale agreement with a forward purchaser, commissions at a mutually agreed rate that shall not be more than 2.0% of the applicable initial forward sale price for shares underlying a contingent forward transaction or 2.0% of the gross sales price of all borrowed Shares sold by it as a forward seller in connection with a non-contingent forward transaction, as applicable.
The Shares will be issued pursuant to the Company’s registration statement on Form S-3ASR (File No. 333-295307), filed with the Securities and Exchange Commission (the “Commission”) on April 24, 2026, which became immediately effective upon filing, and a prospectus supplement dated April 24, 2026, filed by the Company with the Commission. This Current Report on Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of Shares in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.
The foregoing descriptions of the material terms of the ATM equity distribution agreements, the master forward sale agreements and the master contingent forward sale agreements do not purport to be complete and are qualified in their entirety by reference to the exhibits filed with this current report on Form 8-K.

Item 9.01.    Financial Statements and Exhibits.
(d) Exhibits

Exhibit	Description
1.1	Equity Distribution Agreement, dated April 24, 2026, among the Company, the Agents party thereto, and the Forward Purchasers party thereto.
5.1	Opinion of Ballard Spahr LLP regarding the validity of the Shares to be issued and offered.
23.1	Consent of Ballard Spahr LLP (included in Exhibit 5.1).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AGREE REALTY CORPORATION

By:	/s/ Peter Coughenour
	Name:	Peter Coughenour
	Title:	Chief Financial Officer and Secretary
Date: April 24, 2026